UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

SILO PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41512	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs NJ 07632
(Address of principal executive offices, including ZIP code)

(718) 400-9031
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SILO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2023, stockholders of Silo Pharma, Inc. (the “Company”) approved a decrease to the number of authorized shares of the Company’s common stock from 500,000,000 shares to 100,000,000 shares as set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 4, 2023. On December 4, 2023, the Company filed a Certificate of Amendment (the “Amendment”) to its Certificate of Incorporation with the Delaware Secretary of State to decrease its authorized shares of common stock from 500,000,000 shares to 100,000,000 shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On December 4, 2023, the Company adjourned its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) solely with respect to Proposal 3 regarding the Company’s proposed reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation Proposal”) in order to provide stockholders additional time within which to vote on the Reincorporation Proposal as described in the Company’s definitive proxy statement filed with the SEC on October 23, 2023 (the “Proxy Statement”). The remaining proposals set forth in the Proxy Statement were approved at the Annual Meeting, with such results disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2023.

The adjourned Annual Meeting (with respect to the Reincorporation Proposal) will reconvene on Monday December 11, 2023 at 11:00 a.m. Eastern Time at the Company’s satellite office located at 677 N Washington Boulevard, Sarasota, Florida 34236 solely to vote on the Reincorporation Proposal. The record date of October 12, 2023 for the adjourned Annual Meeting (solely with respect to the Reincorporation Proposal) remains the same. Stockholders of record as of the October 12, 2023 record date may attend the reconvened meeting.

Stockholders who have already voted their shares on the Proposal 3 (Reincorporation Proposal) contained in the Proxy Statement do not need to vote again. Proxies previously submitted will be voted at the adjourned Annual Meeting (solely with respect to the Reincorporation Proposal), and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

Stockholders may use the Proxy Card that they were originally provided with or vote in the manner as set forth in the Proxy Statement.

Additional Information

The Company filed the Proxy Statement with the SEC on October 23, 2023 in connection with our solicitation of proxies for the Annual Meeting. SILO PHARMA, INC. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov. Stockholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents from our website at https://ir.silopharma.com/sec-filings/.. Stockholders can also access the Proxy statement at the Company’s transfer agent’s proxy hosting website at https://westcoaststocktransfer.com/proxy-silo/.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2023

SILO PHARMA INC.

/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer

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